Income Taxes	12 Months Ended
Dec. 31, 2022
Income Taxes.
Income Taxes

NOTE 9 – Income Taxes

Tax rates

The Company is incorporated in England. The effective corporate tax rate applying to a company that is incorporated in England on December 31, 2022 is 19%, which is consistent with the rate from December 31, 2021 and 2020.

Tax assessment

The periods open to inquiry by the United Kingdom (“UK”) tax authorities are 2022, 2021 and 2020. The Company has not been issued final tax assessments since its establishment in Switzerland.

Deferred taxes

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Management currently believes that since the Company has a history of losses, it is more likely than not that the deferred tax assets relating to the loss carryforwards and other temporary differences will not be realized in the foreseeable future. Therefore, the Company provided a full valuation allowance to reduce the deferred tax assets.

The main reconciling item between the statutory tax rate of the Company and the effective tax rate is the recognition of valuation allowances in respect of deferred taxes relating to accumulated net operating losses carried forward due to the uncertainty of the realization of such deferred taxes.

At December 31, 2022 and 2021, there were no known uncertain tax positions. The Company has not identified any tax positions for which it is reasonably possible that a significant change will occur during the next 12 months.

The components of net loss before income tax are as follows:

	Years Ended December 31,
	2022	2021	2020
Domestic (UK)	$(18,017,916)	$(17,308,782)	$(17,394,074)
Foreign	269,854	(115,455)	312,457
Net loss before income tax	$(17,748,062)	$(17,424,237)	$(17,081,617)

Income tax expense relating to the Company’s operations are as follows:

Years Ended December 31,
	2022	2021	2020
Current income taxes
Domestic (UK)	$—	$—	$—
U.S.	—
Foreign	—	—	—

Deferred income taxes	—	—	—
Domestic (UK)	—	—	—
Foreign	—	—	—
Income tax expense	$—	$—	$—

The following is a reconciliation of income tax expense computed at the UK statutory rate compared to the Company’s income tax expense as reported in its consolidated statements of operations and comprehensive loss:

	Years Ended December 31,
	2022	2021	2020
Net loss before income tax	$(17,748,062)	$(17,424,237)	$(17,081,617)
Statutory rate	19.00%	19.00%	19.00%
Expected income tax recovery	(3,372,132)	(3,310,605)	(3,245,507)
Impact on income tax expense/recovery from
Change in valuation allowance	4,327,206	3,958,517	4,287,778
Permanent differences	408,400	39,572	81
U.S. state taxes (net of FBOS)	(1,114,279)	(534,862)	(655,877)
Tax rate difference in foreign jurisdictions	(248,042)	(122,064)	(136,343)
Change of tax rate due to U.S. tax reform	4,200	60,369	—
Change in equity compensation	751,989	—	—
Change in operating losses	(132,989)	—	—
Change of tax rate from prior year	(624,353)	(90,927)	—
Deferred tax adjustments	—	—	250,132
Income tax expense	$—	$—	$—

The tax effects of temporary differences that gave rise to significant portions of the Company’s deferred tax assets were as follows:

	December 31,	December 31,
	2022	2021
Deferred tax assets
Stock-based compensation	$954,821	$1,426,602
PP&E and other accrued liabilities	641,935	571,006
Intangibles	1,658,731	1,588,365
Warrant revaluation	(946,770)	—
Tax loss carry forward	32,307,419	26,736,219
Valuation allowance	(34,616,136)	(30,322,192)
Net deferred tax assets	$—	$—

The Company has reviewed its tax positions for its past domestic and foreign tax filings and has not identified any uncertain income tax positions. The Company’s position is to record penalties and interest on any uncertain tax position, if any, and record such items to general and administrative expense.

At December 31, 2022, the Company had approximately $108.7 million of UK operating loss carryforwards to reduce future UK taxable income. These carryforwards do not expire. At December 31, 2022, the Company had approximately $106.3 million of foreign operating loss carryforwards in the US (including federal, state and local jurisdictions) and Switzerland. Carryforwards in the US totaling approximately $1.1 million expire in 2032, $14.8 million expire in 2034, $3.7 million expire in 2036, $10.4 million expire in 2037, $50.8 million expire after 2037, and $24.8 million do not expire. The carryforwards in Switzerland totaling approximately $0.7 million expire in 2023. In general, an ownership change, as defined by Section 382 of the Internal Revenue Code, results from transactions increasing the ownership of certain shareholders or public groups in the stock of a corporation by more than 50% over a three-year period. In fiscal 2023, the Company conducted a study to assess whether a change of control has occurred. The Company concluded that it had experienced a change of control, as defined by Section 382, and utilization of certain net operating loss carryforwards would be subject to an annual limitation under Section 382. The Company determined that the limitation was immaterial to its consolidated financial statements.

Research and development credits

The Company carries out extensive research and development activities and may benefit from the UK research and development tax relief regime, whereby the Company can receive an enhanced UK tax deduction on its research and development activities. Qualifying expenditures comprise of chemistry and manufacturing consumables, employment costs for research staff, clinical trials management, and other subcontracted research expenditures. Where the Company is loss making for the period it can elect to surrender taxable losses for a refundable tax credit. The losses available to surrender are equal to the lower of the sum of the research and development qualifying expenditure and enhanced tax deduction and the Company’s taxable losses for the period with the tax credit for December 31, 2022 available at a rate of 14.5%. The credit therefore gives a cash flow advantage to Company at a lower rate than would be available if the enhanced losses were carried forward and relieved against future taxable profits.

The Company accounts for research and development tax credits at the time its realization becomes probable (Note 2). Due to the uncertainty of the approval of these tax credit claims and the potential that an election for a tax credit in the form of cash is not made, the Company did not record a receivable for the 2022 tax year at December 31, 2022.